                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        PRESIDENTIAL REALTY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        PRESIDENTIAL REALTY CORPORATION
                              180 SOUTH BROADWAY,
                            WHITE PLAINS, N.Y. 10605
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 15, 2004
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PRESIDENTIAL REALTY CORPORATION has been called for and will be held at 2:00 P.M., New York Time, on Tuesday, June 15, 2004 at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, for the following purposes:

          1. To elect, by vote of the Class A shares, 4 directors of the Company to serve for the ensuing year;

          2. To elect, by vote of the Class B shares, 2 directors of the Company to serve for the ensuing year; and

          3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 22, 2004 are entitled to notice of and to vote at the meeting.

     Stockholders are cordially invited to attend the meeting in person. If you are not able to do so and wish your stock voted, you are requested to complete, sign and date the accompanying proxy or proxies and promptly return the same in the enclosed stamped envelope. The proxy for Class A stock is blue and the proxy for Class B stock is white. If you hold both classes of stock, please make sure that you send in both proxies.

                                          BY ORDER OF THE
                                          BOARD OF DIRECTORS

                                          ROBERT E. SHAPIRO
                                          Chairman of the Board of Directors

Dated: April 28, 2004

                        PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation by the management of PRESIDENTIAL REALTY CORPORATION of proxies to be used at the Annual Meeting of Stockholders of the Company to be held June 15, 2004, and at any adjournment thereof. If proxies in the accompanying form are properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by attending the meeting and requesting to vote in person.

     Only stockholders of record as of the close of business on April 22, 2004 will be entitled to vote.

     The distribution of this Proxy Statement and the enclosed form of Proxy to stockholders will commence on or about April 28, 2004. The Company's annual report to stockholders for 2003, including financial statements, is being mailed to stockholders with this Proxy Statement.

     As of March 29, 2004, there were outstanding and entitled to vote at the Annual Meeting 478,840 shares of the Company's Class A Common Stock (held by approximately 122 holders of record) and 3,309,089 shares of the Company's Class B Common Stock (held by approximately 575 holders of record). The Company is authorized to issue 700,000 Class A shares and 10,000,000 Class B shares. The presence at the Annual Meeting of a majority, or 239,421, of the outstanding shares of the Company's Class A Common Stock and a majority, or 1,654,545, of the outstanding shares of the Company's Class B Common Stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     The holders of the Class A Common Stock have the right at all times to elect two-thirds of the membership of the Board of Directors of the Company, and the holders of the Class B Common Stock have the right at all times to elect one-third of the membership of the Board of Directors of the Company. All directors, once elected, have equal authority and responsibility. On all other matters, the holders of the Class A Common Stock and the holders of the Class B Common Stock have one vote per share for all purposes. However, no action may be taken which would alter or change the special rights or powers given to either class of Common Stock so as to affect such class adversely, or which would increase or decrease the amount of the authorized stock of such class, or increase or decrease the par value thereof, except upon the affirmative vote of the holders of the majority of the outstanding shares of the class of stock so affected.

     Accordingly, the Class A shares will vote as a class for the election of four Directors of the Company to serve for the ensuing year (Proposal No. 1 on the accompanying Notice of Annual Meeting), and for this purpose each Class A share will be entitled to one vote. The Class B shares will vote as a class for the election of two directors of the Company for the ensuing year (Proposal No. 2 on the accompanying Notice of Annual Meeting), and for this purpose each Class B share will be entitled to one vote.

     With respect to Proposals No. 1 and 2, directors are elected by a plurality of the votes of the shares of common stock represented and voted at the meeting. This means that the director nominee with the most affirmative votes for a particular position is elected for that position. Consequently, only the number of votes "for" and "against" affect the outcome, and abstentions and broker non-votes will have no effect on the outcome of the election of directors, except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. The Company believes that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business.

                             ELECTION OF DIRECTORS

ELECTION OF DIRECTORS BY CLASS A STOCKHOLDERS

     It is intended that proxies in the accompanying form received from the holders of Class A Common Stock will be voted FOR the four persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable to serve as director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                            FIRST           CLASS A        CLASS B
                                                            BECAME           COMMON         COMMON
                                                           DIRECTOR       BENEFICIALLY   BENEFICIALLY   PERCENTAGE OF ALL
                                      OCCUPATION OR    OF PRESIDENTIAL       OWNED          OWNED          OUTSTANDING
                                        PRINCIPAL           OR ITS            AND            AND              STOCK
                                       EMPLOYMENT        PREDECESSOR       PERCENTAGE     PERCENTAGE     (CLASS A AND B
     NAME AND AGE OF DIRECTOR       FOR PAST 5 YEARS       COMPANY        OF CLASS(1)    OF CLASS(1)        COMBINED)
     ------------------------       -----------------  ----------------   ------------   ------------   -----------------
Robert Feder (73).................  Partner Cuddy &          1981              916*        13,552*               *
                                    Feder, Attorneys
Jeffrey F. Joseph (62)**..........  President and            1993           198,735(2)      70,365(3)            7%
                                    Chief Executive                            41.5%           2.9%
                                    Officer of
                                    Presidential
Robert E. Shapiro (86)**..........  Chairman of the          1961              None         41,744             1.1%
                                    Board of                                                     2%
                                    Directors of
                                    Presidential
Joseph Viertel (88)**.............  Director and             1961            3,000*        12,900*               *
                                    Chairman of the
                                    Executive
                                    Committee of
                                    Presidential

---------------

 *  Less than 1% of the class of stock

**  Member of the Executive Committee of the Board of Directors

(1) These figures, based on information as of March 29, 2004, include 124 shares of Class A Common Stock and 10,763 shares of Class B Common Stock of Presidential held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective Directors. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) These shares are owned by Pdl Partnership, a general partnership in which Mr. Joseph has a 20% partnership interest. See Principal Holders of Securities below.

(3) Includes presently exercisable options to purchase 24,000 shares of Class B Common Stock.

     Robert E. Shapiro and Joseph Viertel are brothers.

ELECTION OF DIRECTORS BY CLASS B STOCKHOLDERS

     It is intended that proxies in the accompanying form received from the holders of Class B Common Stock will be voted FOR the two persons listed below, each of whom is at present a director, as directors for the ensuing year. If for any reason any of these nominees becomes unable to serve as a director, it is intended that such proxies will be voted for the election, in his place, of any substituted nominee as management may recommend, and of the other nominees listed. Management, however, has no reason to believe that any nominee will be unable or unwilling to serve as a director. The directors so elected will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified.

                                                           FIRST          CLASS A        CLASS B
                                                      BECAME DIRECTOR      COMMON         COMMON
                                     OCCUPATION OR    OF PRESIDENTIAL   BENEFICIALLY   BENEFICIALLY   PERCENTAGE OF ALL
                                       PRINCIPAL          OR ITS         OWNED AND      OWNED AND     OUTSTANDING STOCK
                                       EMPLOYMENT       PREDECESSOR      PERCENTAGE     PERCENTAGE     (CLASS A AND B
     NAME AND AGE OF DIRECTOR       FOR PAST 5 YEARS      COMPANY         OF CLASS     OF CLASS(1)        COMBINED)
     ------------------------       ----------------  ---------------   ------------   ------------   -----------------
Richard Brandt (76)...............  Chairman               1972              none        12,000*                *
                                    Emeritus of the
                                    Board of
                                    Directors of
                                    Trans-Lux
                                    Corporation(2)
Mortimer M. Caplin (87)...........  Partner, Caplin        1984              none         77,866%             2.0%
                                    & Drysdale,                                              2.3
                                    Attorneys(3)

---------------

 *  Less than 1% of the class of stock

(1) These figures, based on information as of March 29, 2004, include 39,775 shares of Class B Common Stock of Presidential held by a private charitable foundation established by Mr. Caplin, the beneficial ownership of which is disclaimed. Each of the owners of the shares set forth in the table has the sole voting and investment power over such shares except that such owner has no voting or investment power over shares the beneficial ownership of which is disclaimed.

(2) Trans-Lux Corporation is a manufacturer of stock tickers and electronic displays and its entertainment division operates motion picture theaters.

(3) Mr. Caplin is a director of Fairchild Corporation and Danaher Corporation.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of March 29, 2004 the following persons owned beneficially the following amounts and percentages of the Class A and Class B Common Stock of Presidential:

                           CLASS A                                                         PERCENTAGE OF ALL
                           COMMON                           CLASS B       PERCENTAGE OF    OUTSTANDING STOCK
                            STOCK        PERCENTAGE OF    COMMON STOCK       CLASS B        (CLASS A AND B
                        BENEFICIALLY        CLASS A       BENEFICIALLY       COMMON          COMMON STOCK
         NAME               OWNED        COMMON STOCK        OWNED            STOCK            COMBINED)
         ----           -------------    -------------    ------------    -------------    -----------------
Pdl Partnership.......     198,735(1)         41.5%            none            none                5.2%
  180 South Broadway
  White Plains,
  NY 10605
The Trust Company of
  New Jersey..........        none            none          328,300(2)          9.7%               8.5%
  35 Journal Square
  Jersey City, NJ
  07306
Wilshire Oil Company
  of Texas............        none            none          277,700(3)          8.2%               7.2%
  921 Bergen Avenue
  11th Floor
  Jersey City, NJ
  07306
Westport Asset
  Management Inc. ....        none            none          173,443(4)          5.2%               4.5%
  253 Riverside
  Avenue Westport,
  CT 06880
All officers and
  directors as a group
  (9 persons).........     227,252(5)         47.5%         324,297(5)            9%              14.3%

---------------
(1) Such amount does not include 24,601 shares owned by certain partners of Pdl Partnership, including 4,762 shares owned by a partner as trustee, the beneficial ownership of which 4,762 shares is disclaimed. The partners of Pdl Partnership are Jeffrey Joseph, an officer and director of Presidential and a nominee for director, and Steven Baruch and Thomas Viertel, officers of Presidential.

(2) The Company has been informed by The Trust Company of New Jersey that it has sole voting and dispositive power with respect to 322,800 of such shares and shared voting and dispositive power with respect to 5,500 of such shares. This information is based upon Amendment No. 14 dated February 6, 2004 to a
    Schedule 13G filed by The Trust Company of New Jersey.

(3) The Company has been informed by Wilshire Oil Company of Texas that it has sole voting and dispositive power with respect to 277,700 shares of Class B Common Stock. This information is based upon a Schedule 13D dated December 31, 2001 filed by Wilshire Oil Company of Texas.

(4) The Company has been informed by Westport Asset Management Inc. that it has shared voting and dispositive power with respect to all of such 173,443 shares and that it disclaims beneficial ownership of such shares. This information is based upon Amendment No. 4 dated February 12, 2004 to a
    Schedule 13G filed by Westport Asset Management Inc.

(5) Such amount includes (i) 198,735 shares of Class A Common Stock owned by Pdl Partnership (see Note 1 above), (ii) 4,886 shares of Class A Common Stock and 50,538 shares of Class B Common Stock held in trust or in the names of wives, the beneficial ownership of which is disclaimed by the respective persons and (iii) options to purchase 60,000 shares of Class B Common Stock.

     Except as set forth in the notes to the table, each of the owners of the shares set forth in the table has the sole voting and dispositive power over such shares except that such owner has no voting or dispositive power over shares the beneficial ownership of which is disclaimed.

     The Company's management knows of no other persons owning beneficially more than 5% of either the outstanding Class A Common Stock or the outstanding Class B Common Stock of the Company.

     Neither Pdl Partnership nor its partners have any contract, arrangement, understanding or relationship (legal or otherwise) with respect to any securities of the Company, except as described below. 212,648 Class A Shares owned by Pdl Partnership or its partners are pledged to Robert E. Shapiro and Joseph Viertel, directors of the Company, as security for loans previously made in connection with the purchase of 134,334 Class A Shares by Pdl Partnership's predecessor in interest. The partners of Pdl Partnership have entered into an Agreement pursuant to which they have agreed among themselves that the Class A Shares owned by Pdl Partnership may (1) be voted by Pdl Partnership only by action of any two of them or (2) be sold by Pdl Partnership only with the approval of any two of them.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of Presidential. Each officer has been elected for a period of one year and thereafter until his successor is elected, subject to the terms of the Employment Agreements described below.

                 NAME                   AGE                  POSITION WITH REGISTRANT
                 ----                   ---                  ------------------------
Jeffrey F. Joseph.....................  62     President, Chief Executive Officer and a Director
Thomas Viertel........................  62     Executive Vice President and Chief Financial Officer
Steven Baruch.........................  65     Executive Vice President
Elizabeth Delgado.....................  59     Treasurer and Secretary

     Mr. Joseph has been President of the Company since February, 1992 and a Director since April, 1993.

     Thomas Viertel has been an Executive Vice President of the Company since January, 1993 and its Chief Financial Officer since April of that year. Mr. Viertel is also the Chairman of the Board of Scorpio Entertainment, Inc., a privately owned company which produces theatrical enterprises. (See Certain Transactions below.)

     Mr. Baruch has been an Executive Vice President of the Company since January, 1993. Mr. Baruch is also the President of Scorpio Entertainment, Inc. (See Certain Transactions below.) Mr. Baruch also serves as a member of the Board of Directors of Trans-Lux Corporation, of which Richard Brandt, a director of Presidential Realty Corporation and a member of its Compensation Committee, is Chairman of the Board of Directors.
     Ms. Delgado has been Treasurer of the Company since 1986, and the Secretary of the Company since 2002.
     Thomas Viertel is the son of Joseph Viertel, a Director of Presidential, and the nephew of Robert E. Shapiro, a Director of Presidential. Steven Baruch is the cousin of Robert E. Shapiro and Joseph Viertel.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table and discussion summarizes the compensation for the three years ended December 31, 2003, 2002 and 2001 of the Chief Executive Officer of the Company and of any other executive officer of the Company who served as such at December 31, 2003 and whose total annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION(A)         LONG TERM COMPENSATION
                                        ---------------------------    --------------------------
                                                                        OTHER ANNUAL       STOCK
                                                 SALARY      BONUS     COMPENSATION(A)    OPTIONS
NAME AND PRINCIPAL POSITION             YEAR      ($)         ($)            ($)            (#)
---------------------------             ----    --------    -------    ---------------    -------
Jeffrey F. Joseph.....................  2003    $290,747          0
  President, Chief Executive            2002     281,731    $93,909           0              0
  Officer and Director                  2001     277,361     92,423           0              0
Thomas Viertel........................  2003     195,374          0
  Executive Vice President and          2002     189,316     63,105           0              0
  Chief Financial Officer               2001     186,380     62,105           0              0
Steven Baruch.........................  2003     195,374          0
  Executive Vice President              2002     189,316     63,105           0              0
                                        2001     186,380     62,105           0              0
Elizabeth Delgado.....................  2003     117,503          0
  Treasurer and Secretary               2002     112,984          0           0              0
                                        2001     106,715          0           0              0

---------------

(A) Does not include perquisites or other personal benefits which in the aggregate do not exceed the lesser of (a) 10% of annual salary and bonus or
    (b) $50,000. The Company pays the premiums on life insurance policies on the lives of, and owned by, Jeffrey F. Joseph, Thomas Viertel and Steven Baruch. The annual premiums for 2003 were $15,250 for Mr. Joseph, $12,075 for Mr. Viertel and $11,700 for Mr. Baruch. The annual premiums for each of years 2002 and 2001 were $12,750 for Mr. Joseph, $9,250 for Mr. Viertel and $10,500 for Mr. Baruch. These amounts are not included because the aggregate perquisites and other personal benefits do not exceed the lesser of (a) 10% of annual salary and bonus or (b) $50,000.
     There were no grants of options or stock appreciation rights in the year ended December 31, 2003.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                          NUMBER OF
                                                                          SECURITIES
                                                                          UNDERLYING            VALUE OF
                                                                         UNEXERCISED           UNEXERCISED
                                                                           OPTIONS            IN-THE-MONEY
                                                                           12/31/03        OPTIONS 12/31/03(A)
                                                                       ----------------    -------------------
                                           SHARES                            (#)                   ($)
                                         ACQUIRED ON       VALUE        EXERCISABLE(E)       EXERCISABLE(E)
NAME                                     EXERCISE(#)    REALIZED($)    UNEXERCISABLE(U)     UNEXERCISABLE(U)
----                                     -----------    -----------    ----------------    -------------------
Jeffrey F. Joseph......................       0              0            E - 24,000           E - $22,680
  President, Chief Executive
  Officer and Director
Thomas Viertel.........................       0              0            E - 18,000           E -  17,010
  Executive Vice President and
  Chief Financial Officer
Steven Baruch..........................       0              0            E - 18,000           E -  17,010
  Executive Vice President

---------------
(A) Based on the $6.375 per share exercise price of all options and the $7.32 per share closing price on the American Stock Exchange on December 30, 2003.

     In connection with the exercise of stock options in 1999, the Company loaned $367,500 in the aggregate to Jeffrey Joseph ($147,000), Thomas Viertel ($110,250) and Steven Baruch ($110,250) to pay for the purchase price of the stock. The recourse notes, secured by the stock, bear interest at 8% per annum, payable quarterly, and the principal is due at maturity on November 30, 2004.

     The Employment Agreements for Messrs. Joseph, Viertel and Baruch provide that to the extent that any of the existing stock options held by those executives are either exercised or lapse, the Company will grant to the executive new options in the amount of the stock options that have either been exercised or have lapsed, which new options will have an exercise price equal to the closing price of the Class B common stock on the date that the new option is actually granted, will have a term of six years from the date such new option is granted and will be otherwise subject to the terms of the 1999 Stock Option Plan or any successor plan.

DEFINED BENEFIT PENSION PLAN

     The Company has a Defined Benefit Pension Plan which covers substantially all of its employees, including the officers listed in the Summary Compensation Table. Directors who are not employees of the Company are not eligible to participate in the Plan.

     The Plan is a non-contributory, tax qualified defined benefit plan which provides a monthly retirement benefit payable for a participant's lifetime in an amount equal to the sum of (i) 7.15% of an employee's average monthly compensation and (ii) .62% of such employee's average monthly compensation in excess of the average Social Security wage base, multiplied in each case by the employee's years of service commencing after December 31, 1993 (up to a maximum of 10 years). Average monthly compensation for these purposes is the employee's monthly compensation averaged over the five consecutive Plan years which produce the highest monthly average within the employee's last ten years of service. However, the amount of compensation taken into account under a tax qualified plan was limited to $170,000 per annum in 2001, which limit was increased to $200,000 for 2002 and 2003 and may be increased in future years for cost of living increases. Maximum benefits under the Plan are attainable after ten years of service commencing after December 31, 1993, and are payable at age 65. Mr. Joseph (62 years old), Mr. Viertel (62 years old) and Mr. Baruch (65 years old) all have ten years of service credited under the Plan.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Jeffrey F. Joseph, President and Chief Executive Officer of the Company, that extends through December 31, 2005 and provides for annual compensation of $299,760 for calendar year 2004. The employee may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of his annual basic compensation for that year. The agreement also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement.

     The Company also has employment agreements with Steven Baruch, Executive Vice President of the Company, and Thomas Viertel, Executive Vice President and Chief Financial Officer of the Company, that each extend to December 31, 2005 and provide for annual compensation of $201,431 for calendar year 2004. Mr. Baruch and Mr. Viertel may also become entitled to a bonus for each calendar year based on a formula relating to the Company's earnings, which bonus is limited to a maximum amount of 33 1/3% of the annual basic compensation for the year. Each of the agreements also provides for retirement benefits commencing at age 69 (or four years after retirement, whichever is later) in the annual amount of $29,000, subject to increases based on 50% of any increase in the cost of living subsequent to the first year of retirement. The Company's employment agreements with Mr. Baruch and Mr. Viertel permit them to spend a reasonable amount of their time during normal business hours on matters related to Scorpio Entertainment, Inc., a company which is engaged in theatrical productions, so long as the time and effort for Scorpio Entertainment, Inc. does not conflict or interfere with the performance of their duties for the Company and they diligently perform their duties for the Company to the satisfaction of the Board of Directors. (See Certain Transactions below.)

     The Company also has an employment agreement with Elizabeth Delgado, the Company's Secretary and Treasurer, that extends through December 31, 2005 and provides for annual compensation of $123,029 for calendar year 2004. The employment agreement provides for a retirement period that commences at age 65 with annual cash benefits during retirement equal to $50,046 per annum, provided however that any payments to be made under the retirement provisions of the employment agreement shall be reduced dollar for dollar by any amounts payable to the employee as a participant under the Company's Defined Benefit Pension Plan.

     During the retirement periods under the above agreements, the employees will also be entitled to the continuation of certain life, group health and disability insurance benefits. None of the employment contracts described above provide death benefits for the recipients or for funding by Presidential of the anticipated retirement benefits.

COMPENSATION OF DIRECTORS

     The Company pays each Director (other than Jeffrey F. Joseph, who is the President of the Company, Robert E. Shapiro, who is the Chairman of the Board of Directors of the Company, and Joseph Viertel, who is the Chairman of the Executive Committee of the Board of Directors of the Company) $11,000 per annum, plus $1,500 for each meeting of the Board of Directors or Committee thereof attended and $625 for each meeting of the Audit Committee for the review of the Company's unaudited quarterly financial statements attended, plus reimbursement of expenses. A portion of the directors' fees is paid by the issuance of 1,000 shares of the Company's Class B Common Stock to each Director in January of each year. The Company ordinarily does not pay any other compensation to Directors for their services as Directors.

     Presidential also has employment agreements with two directors (who were executive officers of the Company prior to their retirement) providing for stipulated annual payments for life (plus continuation of life, group health and disability insurance benefits). The annual cash retirement benefits paid under these contracts in 2003 (including insurance premiums) were as follows:

                                                                               ANNUAL CASH RETIREMENT
                                                                            BENEFIT (SUBJECT TO INCREASE
NAME AND AGE                               POSITION WITH PRESIDENTIAL              FOR INFLATION)
---------------------------------------  -------------------------------    ----------------------------
Robert E. Shapiro (86).................  Director and Chairman of the                 $203,229
                                         Board of Directors. Retired as
                                         President In 1992.
Joseph Viertel (88)....................  Director and Chairman of the                  185,914
                                         Executive Committee. Retired as
                                         President in 1987.

                              CERTAIN TRANSACTIONS

     Presidential currently has loans outstanding to certain affiliates of Ivy Properties, Ltd. (collectively "Ivy") as more fully described in the table set forth below. Ivy is owned by Thomas Viertel, Steven Baruch and Jeffrey Joseph (the "Ivy Principals"). Mr. Joseph is the President, Chief Executive Officer and a Director of Presidential and is a nominee for Director. Mr. Viertel is an Executive Vice President and the Chief Financial Officer of Presidential and is the son of Joseph Viertel, a Director of Presidential, and a nephew of Robert E. Shapiro, also a Director of Presidential. Steven Baruch is an Executive Vice President of Presidential and is a cousin of Robert E. Shapiro and Joseph Viertel.

     Pdl Partnership, a partnership which is wholly owned by the Ivy Principals, currently owns 198,735 shares of the Company's Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 24,601 additional shares of Class A Common Stock individually by the Ivy Principals, Pdl Partnership and the Ivy Principals have beneficial ownership of an aggregate of approximately 47% of the outstanding shares of Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, the Ivy Principals are in a position substantially to control elections of the Board of Directors of the Company.

     The Board of Directors has adopted a resolution pursuant to which Presidential will not make any loan to Ivy nor enter into any other material transaction with Ivy unless such transaction is unanimously approved by the Directors of Presidential who are not otherwise affiliated with Presidential or Ivy (with no more than one abstention).

     The following table sets forth information with respect to all outstanding loans to Ivy at December 31, 2002 and December 31, 2003:

       ORIGINAL
         LOAN                                               BASIC
DATE   ADVANCED               DESCRIPTION               INTEREST RATE     12/31/03     12/31/02
----  ----------    --------------------------------    --------------    --------    ----------
1981  $5,285,000    UTB Associates, a partnership in    11.8 to 25.33%    $285,905    $  376,904
                    which Presidential owned a
                    66 2/3% interest, sold an apt.
                    property in New Haven, CT to Ivy
                    for long-term, non-recourse
                    purchase money notes.
1984   4,305,500    Sale by Presidential to Ivy of          6.00%                0       830,927
                    50% interest in a partnership
                    which owns an apartment complex
                    in Alexandria, VA (Overlook
                    loan).(1)
1991     526,454    UTB End Loans: Purchase money          Various          92,619       118,681
                    notes on co-op apts. These notes
                    were transferred to Presidential
                    as part of the Ivy settlement.
1991     155,084    Consolidated Loans: Replaced         Chase Prime             0             0
                    previously defaulted loans.(2)
                                                                          --------    ----------
                    Total Loans                                            378,524     1,326,512
                    Less: Discounts                                         61,951       105,669
                      Deferred gain on Overlook loan                             0       830,927
                                                                          --------    ----------
                    Net Carrying Value                                    $316,573    $  389,916
                                                                          ========    ==========

---------------
(1) The Overlook loan, which was a nonrecourse loan resulting from the sale by the Company to Ivy in 1984 of an apartment property, was secured by a mortgage note (the "Collateral Security") with an outstanding principal balance of $830,927 at December 31, 2002. All interest and principal collected by Ivy on the Collateral Security was paid to Presidential in reduction of current interest, previously deferred interest or principal. This note was paid in full in 2003.

(2) As part of the Settlement Agreement effectuated in November, 1991 between the Company and Ivy, certain of Presidential's outstanding nonrecourse loans to Ivy (most of which had previously been written down to zero) were modified and consolidated into two nonrecourse loans (collectively, the "Consolidated Loans") which currently have an aggregate outstanding principal balance of $4,770,050 and a net carrying value of zero. In 1996 Presidential and the Ivy Principals agreed to modify the Settlement Agreement to provide that the Ivy Principals will make payments on the Consolidated Loans in an amount equal to 25% of the operating cash flow (after provision for certain reserves) of Scorpio Entertainment, Inc., a company owned by two of the Ivy Principals which acts as a producer of theatrical productions. To the extent that Presidential receives payments under these notes, such payments will be applied to unpaid and unaccrued interest and recognized as income. During 2003, Presidential received $275,750 of interest on the Consolidated Loans. At December 31, 2003, the total unpaid and unaccrued interest on the Consolidated Loans was $3,497,417. Presidential does not expect to recover any of the principal amounts of the Consolidated Loans.

     As described under Remuneration of Executive Officers and Directors above, the Company made an aggregate of $367,500 of loans in 1999 to Jeffrey Joseph, Thomas Viertel and Steven Baruch in connection with their exercise of stock options.

     Jeffrey Joseph has, with the prior consent of the Board of Directors, performed legal services for David Lichtenstein and received fees in the amounts of $7,750 and $20,000 in 2002 and 2001, respectively. In 2001, Mr. Joseph also acquired a 6% limited partnership interest in a partnership controlled by Mr. Lichtenstein. Presidential has made five loans in the aggregate outstanding principal amount of $12,875,000 to entities that are controlled by David Lichtenstein. Some, but not all, of these loans are guaranteed in whole or in part by Mr. Lichtenstein and all of these loans are in good standing.

                             THE BOARD OF DIRECTORS

INDEPENDENT DIRECTORS

     The Board of Directors has determined that Richard Brandt, Mortimer Caplin and Robert Feder are independent directors pursuant to Section 121A of the American Stock Exchange Company Guide.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Presidential has a standing Executive Committee, Audit Committee, Compensation and Pension Committee and an Unaffiliated Director Committee. The Board of Directors does not have a standing nominating committee.

     Executive Committee. The members of the Executive Committee are Jeffrey F. Joseph, Robert E. Shapiro and Joseph Viertel. The function of the Executive Committee is to make general and specific recommendations to the Board of Directors with respect to matters to be considered by the Board. The Executive Committee meets monthly and from time to time as required by the business of Presidential.

     Audit Committee. The members of the Audit Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. Each member of the Audit Committee is independent (as defined in Section 121(A) of the American Stock Exchange Company Guide). The Board of Directors of the Company has adopted a written Charter for the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement. The Audit Committee Report dated March 23, 2004 is attached as Exhibit B to this Proxy Statement. The Audit Committee held four meetings during the Company's last fiscal year.

     The Board of Directors of the Company has determined that Richard Brandt, a member of the Audit Committee, is financially sophisticated as defined by
Section 121B(2)(A)(ii) of the American Stock Exchange Company Guide. However, the Board of Directors of the Company has also determined that the Audit Committee does not have any member who qualifies as a financial expert pursuant to Item 401(e) of Regulation SB. The Board of Directors does not believe that it is necessary to have a member of the Audit Committee who meets the definition of a financial expert pursuant to Item 401(e) of Regulation SB because all of the members of the Audit Committee satisfy the American Stock Exchange requirements for Audit Committee membership applicable to American Stock Exchange listed companies and, as mentioned above, Mr. Brandt is a financially sophisticated individual as defined by the American Stock Exchange Company Guide. In addition, all members of the Audit Committee have been members for at least ten years and are familiar with the business and accounting practices of the Company.

     Compensation and Pension Committee. The members of the Compensation and Pension Committee are Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Compensation and Pension Committee is to recommend guidelines and specific compensation levels to the Board of Directors of the Company for the executive officers of the Company. The Compensation and Pension Committee held one meeting during the Company's last fiscal year.

     Unaffiliated Director Committee. Until March 31, 2004, the Board of Directors had an Unaffiliated Director Committee, whose members were Richard Brandt, Mortimer Caplin and Robert Feder. The function of the Unaffiliated Director Committee was to review and vote upon any material transaction with Ivy

Properties, Ltd. or any of its affiliates. The Company will not enter into any material transaction with Ivy or any affiliate of Ivy unless the members of the Unaffiliated Director Committee unanimously approve the transaction, with no more than one abstention. The Unaffiliated Director Committee did not hold any meetings during the Company's last fiscal year. The Unaffiliated Director Committee has been disbanded and the Audit Committee will have the right to review and approve all transactions between the Company and related parties.

     Nominating Committee. The Company does not have a standing nominating Committee. All current Board members have served on the Board for at least ten years. In effect, the entire Board has been serving the function of a nominating committee. However, in accordance with Section 804(a) of the American Stock Exchange Company Guide, all future nominations to the Board of Directors will be selected or approved by at least a majority of the Independent Directors. Since there is no formal nominating committee, the Board does not have a specific policy with respect to the consideration of any candidate for membership on the Board that may be recommended by a security holder and in fact there have been no such recommendations by security holders for over twenty years. There are no formal minimum qualifications or specific qualities or skills that candidates must meet, but the Board will evaluate the overall qualities that a person might bring to the Board, including relevant experience in the real estate industry, business insight, and overall ability to contribute to the Company and the Board. The Company does not pay a fee to a third party to assist in the nomination process.

ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held four meetings during the Company's last fiscal year. All of the directors attended all of the meetings in 2003 of the Board of Directors and the committees of which they were members.

MISCELLANEOUS

     The Company does not have a specific policy with respect to the attendance of members of the Board of Directors at its Annual Meeting of Stockholders. Three members of the Board of Directors attended the Company's Annual Meeting of Stockholders in 2003.

     The Company has not yet adopted a Code of Ethics that applies to its Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. The Company is in the process of preparing a Code of Ethics and will do so within the time required by the American Stock Exchange Rules.

     Shareholders may send communications to the Board of Directors or to individual Directors by sending such communication addressed to the Board of Directors or an individual Director to the Company's office at 180 South Broadway, White Plains, New York 10605. All written communications addressed to the Board of Directors or to an individual Director will be forwarded to such Director or Directors.

             SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Robert Feder, a Director of the Company, has informed the Company that he inadvertently failed to file certain reports on Forms 4 and 5 reflecting (i) the issuance to him by the Company of 1,000 shares of Class B Common Stock in each of the years 1998 through 2004 (a total of 7,000 shares) as part of his compensation for serving as a Director of the Company during those years and
(ii) the deletion from a previously filed Form 4 of a total of 19,479 shares of Class B Common Stock held by him as trustee under two Trusts for the benefit of unrelated parties (the beneficial ownership of which shares was disclaimed) upon the termination of the Trusts. A Form 4 has recently been filed to reflect these transactions.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP have been and are presently our independent auditors. Representatives of the Deloitte & Touche LLP are expected to be present at the annual meeting and to be available to respond to appropriate questions from holders of our common shares. In addition, such representatives will have the opportunity to make a statement if they desire to do so.

     The following table presents fees for professional audit services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for the audit of our financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and fees for other services rendered by Deloitte & Touche during those periods.

                                                              2003        2002
                                                            --------    --------
Audit Fees (a)............................................  $ 98,350    $121,500
Audit-Related Fees (b)....................................        --          --
Tax Fees (c)..............................................    12,000      18,100
All Other Fees (d)........................................     2,625       2,500
                                                            --------    --------
          Total...........................................  $112,975    $142,100
                                                            ========    ========

---------------
(a) Fees for audit services billed in 2003 and 2002 consisted of the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements, and assistance with Securities and Exchange Commission matters.

(b) No audit-related services were rendered by Deloitte & Touche in 2003 or 2002.

(c) Fees for tax services billed in 2003 and 2002 consisted of tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of Federal, state and local income tax return assistance and REIT compliance testing.

(d) Fees for audit services billed in 2003 and 2002 consisted of an audit of one of the Company's wholly-owned subsidiaries.

     All audit-related services, tax services and other services were pre-approved by the audit committee, which concluded that the provision of those services by Deloitte & Touche was compatible with the maintenance of Deloitte & Touche's independence in the conduct of its auditing functions.

POLICY ON PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

     The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by our Company's independent auditors.

     On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and advises management if the audit committee approves the engagement of the independent auditors. The audit committee may also delegate the ability to pre-approve audit and permitted non-audit services to one or more of its members, provided that any pre-approvals are reported to the audit committee at its next regularly scheduled meeting.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the only proposals which the management intends to present at the meeting are those set forth in the Notice of the Annual Meeting of Stockholders. Management knows of no other matter which may come before the meeting, but if any other matters properly come before the meeting, it is intended that proxies in the accompanying forms will be voted thereon in accordance with the judgment of the person or persons voting the proxies.

               PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

     Shareholder proposals for the 2005 Annual Meeting of Stockholders must be received by the Secretary at the corporate offices of Presidential, 180 South Broadway, White Plains, New York 10605, no later than December 27, 2004 for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders.

                              COST OF SOLICITATION

     The cost of soliciting proxies in the accompanying forms has been or will be borne by the Company. In addition to solicitation by mail, solicitations may be made by telephone calls by existing employees of the Company.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY OR PROXIES AND RETURN SAME IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

     A STOCKHOLDER EXECUTING AND RETURNING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY SUBMISSION OF ANOTHER PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND REQUESTING TO VOTE IN PERSON.

April 28, 2004

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                                       OF
                        PRESIDENTIAL REALTY CORPORATION

                         PURPOSES, AUTHORITY & FUNDING

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Presidential Realty Corporation, a Delaware corporation (the "Company"), is appointed by the Board for the purpose of overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In so doing, the Committee shall endeavor to maintain free and open communication among the Company's directors, independent auditor and financial management.

     The Committee shall have the authority to retain independent legal, accounting or other advisers as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

     The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisers retained by the Committee in carrying out its duties; and
(3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                              COMMITTEE MEMBERSHIP

     The members of the Committee (the "Members") shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three Members (unless the Company then satisfies the Small Business Issuer exception provided in Paragraph B(2)(c) of Section 121A ("Section 121A") of the Company Guide of the American Stock Exchange (the "Amex"), in which case the Committee shall consist of at least two Members), each of which shall be a member of the Board. The following membership requirements shall also apply:

          (i) each Member must be "independent" as defined in (and subject to any available exceptions or exemptions therein) Section 121A;

          (ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "Act"), subject to the exemptions provided in Rule 10A-3(c) under the Act;

          (iii) each Member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; and

          (iv) at least one Member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such Member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding subparagraph (i) above, one director who: (a) is not independent (as defined in Section 121A); (b) meets the criteria set forth in
Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Immediate Family

Member (as defined in Section 121A) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A Member appointed under the exception set forth in the preceding sentence must not serve longer than two years and must not serve as chairperson of the Committee. (This exception shall not apply if the Company satisfies the Small Business Issuer exception provided in Paragraph B(2)(c) of Section 121A.)

     If a current Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member's reasonable control, the affected Member may remain on the Committee until the earlier of the Company's next annual stockholders' meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to the Amex promptly upon learning of the event or circumstance that caused the non-compliance. Further, if the Committee fails to comply with the requirements set forth in this "Committee Membership" section of the Charter due to one vacancy on the Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another Member, the Company will have until the earlier of its next annual stockholders' meeting or one year from the occurrence of the event that caused the failure to comply with the requirements to rectify such non-compliance; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to the Amex immediately upon learning of the event or circumstance that caused the non-compliance.

                           DUTIES & RESPONSIBILITIES

     In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

FINANCIAL STATEMENT & DISCLOSURE MATTERS

 1. Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and the Amex;

 2. Oversee the Company's accounting and financial reporting processes;

 3. Oversee audits of the Company's financial statements;

 4. Review and discuss reports from the Company's management or independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

 5. Review and discuss with management the Company's independent auditor the Company's financial statements (including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to the filing with the SEC of any report containing such financial statements;

 6. Review and discuss the Company's earnings press releases (including type and presentation of information) prior to release;

 7. If deemed appropriate, recommend to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

 8. Prepare and approve the report required by the rules of the SEC to be included in the Company's annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 306 of Regulation S-B (or S-K if then applicable);

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

 9. Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee;

10. Receive and review a formal written statement from the Company's independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as it may be modified or supplemented;

11. Actively engage in a dialogue with the Company's independent auditor with respect to any disclosed relationship or service that may impact the objectivity and independence of the independent auditor;

12. Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company's independent auditor;

13. Review and approve any hiring of employees and former employees of the Company's independent auditor;

14. Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company's independent auditor, with exceptions provided for de minimis amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company's applicable periodic reports;

15. Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit and any major changes to the Company's auditing and accounting principles and practices;

16. Review with the Company's independent auditor any audit problems, difficulties or disagreements with management that the independent auditor may have encountered, as well as any management letter provided by the independent auditor and the Company's response to that letter, including a review of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

17. Oversee the rotation of the lead (or coordinating) audit partner of the Company's independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five years;

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

18. Establish policies and procedures for evaluating the adequacy and effectiveness of internal controls that could significantly affect the Company's financial statements, including the retention of any third party providers, as well as the adequacy and effectiveness of the Company's disclosure controls and procedures and management's reports thereon;

19. Review and approve the appointment of, and any replacement of, any third party provider to perform any internal audit procedures;

20. Review and discuss any reports prepared in connection with any internal audit;

MATTERS REGARDING OVERSIGHT OF COMPLIANCE RESPONSIBILITIES

21. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

22. Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions (if such transactions are not approved by another independent body of the Board);

23. Review and address any concerns regarding potentially illegal actions raised by the Company's independent auditor pursuant to Section 10A(b) of the Act, and cause the Company to inform the SEC of any report issued by the Company's independent auditor to the Board regarding such conduct pursuant to Rule 10A-1 under the Act;

24. Obtain from the Company's independent auditor assurance that it has complied with Section 10A of the Act;

ADDITIONAL DUTIES & RESPONSIBILITIES

25. Review and reassess the adequacy of this Charter annually;

26. Review and assess the performance and effectiveness of the Committee at least annually;

27. Report regularly to the Board with respect to the Committee's activities and make recommendations as appropriate;

28. Review with the Company's outside counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies; and

29. Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

     While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather, those duties are the responsibility of management and the independent auditor.

     Nothing contained in this Charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisers such as the Company's independent auditor.

                              STRUCTURE & MEETINGS

     The Committee shall conduct its business and meetings in accordance with this Charter, the Company's bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson pro tem to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson pro tem) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

     The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company's bylaws. A majority of the appointed Members, but not less than two Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company's independent auditors, at such times as the Committee deems appropriate, to review the independent auditor's examination and management report.

     Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

                                    MINUTES

     The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

                                                                       EXHIBIT B

                        PRESIDENTIAL REALTY CORPORATION

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors (Board), the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2003, the Committee met four times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer, Treasurer and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees,"; discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and reviewed with the independent auditors their audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

                                          Richard Brandt, Chairman
                                          Mortimer Caplin
                                          Robert Feder

Date: March 23, 2004

                                                                (CLASS A SHARES)


                         PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                MANAGEMENT PROXY

The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class A stock standing in the name of the undersigned on April 22, 2004, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2004 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

A    [X]    PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE




                    FOR ALL NOMINEES LISTED AT      WITHHOLD AUTHORITY
                   RIGHT: (EXCEPT AS MARKED TO    TO VOTE FOR ALL NOMINEES
                       THE CONTRARY BELOW)             LISTED AT RIGHT


1. ELECTION OF                 [ ]                           [ ]              NOMINEES:   ROBERT FEDER,
   DIRECTORS                                                                              JEFFREY F. JOSEPH,
                                                                                          ROBERT E. SHAPIRO,
                                                                                          JOSEPH VIERTEL

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


-------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


   MARK HERE IF YOU PLAN TO ATTEND                [ ]
   THE MEETING



The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2004

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)                                      DATED:                  , 2004
            -------------------------------------       -----------------


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                (CLASS B SHARES)


                         PRESIDENTIAL REALTY CORPORATION
                180 SOUTH BROADWAY, WHITE PLAINS, NEW YORK 10605
                                MANAGEMENT PROXY

The undersigned hereby appoints JEFFREY F. JOSEPH and THOMAS VIERTEL, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to appear and vote all of the shares of Class B stock standing in the name of the undersigned on April 22, 2004, at the Annual Meeting of Stockholders of Presidential Realty Corporation to be held at the Marriott Residence Inn, 5 Barker Avenue, White Plains, New York, on June 15, 2004 at 2:00 P.M., New York time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote as designated on reverse:


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                        SIDE

A    [X]    PLEASE MARK YOUR
            VOTES AS IN THIS
            EXAMPLE




                   FOR ALL NOMINEES LISTED AT       WITHHOLD AUTHORITY
                   RIGHT: (EXCEPT AS MARKED TO    TO VOTE FOR ALL NOMINEES
                      THE CONTRARY BELOW)            LISTED AT RIGHT


1. ELECTION OF                [ ]                           [ ]               NOMINEES:   RICHARD BRANDT,
   DIRECTORS                                                                              MORTIMER M. CAPLIN


INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


-------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


   MARK HERE IF YOU PLAN TO ATTEND                    [ ]
   THE MEETING






The undersigned hereby acknowledges receipt of the Proxy Statement dated April 28, 2004

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE(S)                                               DATED:         , 2004
             ---------------------------------------------       ---------

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.